SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   APRIL 2, 2002
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated April 2, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On April 2, 2002, NTL Incorporated issued a media release announcing that it has completed the previously announced sale of its Australian broadcast business to Macquarie Bank.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:  Richard J. Lubasch
                                              Title: Executive Vice President -
                                                      General Counsel

Dated: April 2, 2002

                                  EXHIBIT INDEX
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Exhibit
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99.1    Media release, dated April 2, 2002

                                                                    Exhibit 99.1
NTL LOGO

Media Release


              NTL COMPLETES SALE OF AUSTRALIAN BROADCAST BUSINESS

New York, April 02, 2002 - NTL Incorporated (OTC BB: NTLD; NASDAQ Europe: NTLI), announced today that it has completed the previously announced sale of its Australian broadcast business to Macquarie Bank for A$850 million (US$ 448 million) in an all cash transaction. The net proceeds from the sale are approximately A$574 million (US$ 303 million).


more on ntl

o As announced on January 31, NTL has appointed Credit Suisse First Boston, JPMorgan and Morgan Stanley to advise on strategic and recapitalization alternatives to strengthen the company's balance sheet and reduce debt.

o As previously announced, following the New York Stock Exchange's announcement on March 28, 2002 that it had withheld trading of shares of NTL's common stock pending delisting, the Company expects that the shares will commence trading on the Over the Counter Bulletin Board ("OTC BB") in the United States as early as Monday April 1, 2002 and will trade at such time under the new symbol "NTLD". The Company will provide additional information to investors if and when available.

o NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within the NTL's group franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.5 million residential cable telephony and Internet customers.

     In the UK, over 11 million homes are located within NTL's fibre-optic broadband network, which covers nearly 50% of the UK including, London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL Home now serves around 3 million residential customers.

o NTL Business has more than (pound)500 million in annual revenues and customers include Royal Bank of Scotland, Tesco, Comet, AT&T and Orange. NTL offers a broad range of technologies and resources to provide complete multi-service solutions for businesses from large corporations to local companies.

o NTL Broadcast has a 47-year history in broadcast TV and radio transmission and helped pioneer the technologies of the digital age. 22 million homes watch ITV, C4 and C5 thanks to NTL's broadcast transmitters. With over 2300 towers and other radio sites across the UK, NTL also provides a full range of wireless solutions for the mobile communications industry.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be different from those contemplated. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

For further information:

In the US:

Media:
Steve Lipin / Tim Payne Brunswick Group
+1 212 333 3810
+1 917 853 0848

Analysts:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
+1 212 906 8447

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0) 1256 752 662 / 07788 186 154
Mike Smith / Jonathan Glass Brunswick Group
+44 (0)207 404 5959

Analysts:
Nigel Roberts,  Group Treasurer
+44 (0)207 909 2018

In Australia:

Macquarie Bank:
Lisa Jamieson, +61 402 001 841
Lisa.jamieson@macquarie.com.au